Confidential – Not for Publication or Distribution Second Quarter 2024 Earnings Presentation Exhibit 99.2

Confidential – Not for Publication or Distribution 2 Disclaimer Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Corporation (“ACRE” or, the “Company”), Ares Commercial Real Estate Management LLC (“ACREM”), a subsidiary of Ares Management Corporation (“Ares Corp.”), Ares Corp., certain of their subsidiaries and certain funds and accounts managed by ACREM, Ares Corp. and/or their subsidiaries, including, without limitation, ACRE. These statements include, but are not limited to, statements about the resolution of underperforming loans, reduction of CECL reserve, increase of available borrowings and the industry and loan market and are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results could differ materially from those in the forward-looking statements as a result of a number of factors, including global economic trends and economic conditions, including high inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates and currency fluctuations, as well as geopolitical instability, including conflicts between Russia and Ukraine and the conflict between Israel and Hamas, changes in interest rates, credit spreads and the market value of the Company's investments, the Company's business and investment strategy, the Company's projected operating results, the return or impact of current and future investments, the demand for commercial real estate loans, rates of prepayments on the Company’s mortgage loans and the effect on the Company’s business of such prepayments, availability of investment opportunities in mortgage-related and real estate-related investments and securities, ACREM’s ability to locate suitable investments for the Company, monitor, service and administer the Company’s investments and execute its investment strategy, and other risks described from time to time in ACRE’s filings within the Securities and Exchange Commission (“SEC”). Any forward-looking statement, including any contained herein, speaks only as of the time of this release and none of ACRE, ARES Corp. nor ACREM undertakes any duty to update any forward-looking statements made herein. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws. Ares Corp. is the parent to several registered investment advisers, including Ares Management LLC (“Ares Management”) and ACREM. Collectively, Ares Corp., its affiliated entities, and all underlying subsidiary entities shall be referred to as “Ares” unless specifically noted otherwise. For a discussion regarding potential risks on ACRE, see Part I., Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part I., Item 1A. “Risk Factors” in ACRE’s Annual Report on Form 10-K and Part II, Item 1A. "Risk Factors" in ACRE’s subsequent Quarterly Reports on Form 10-Q. The information contained in this presentation is summary information that is intended to be considered in the context of ACRE’s SEC filings and other public announcements that ACRE, ACREM or Ares may make, by press release or otherwise, from time to time. ACRE, ACREM and Ares undertake no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about ACRE, ACREM and Ares, and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of ACRE, ACREM or Ares or information about the market, as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by ACRE or any other fund or account managed by ACREM or Ares, or as legal, accounting or tax advice. None of ACRE, ACREM, Ares or any affiliate of ACRE, ACREM or Ares makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates and projections and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such estimates or projections will be realized. In addition, in light of the various investment strategies of such other investment partnerships, funds and/or pools, it is noted that such other investment programs may have portfolio investments inconsistent with those of the investment vehicle or strategy discussed herein. These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by ACRE will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. For the definitions of certain terms used in this presentation, please refer to the "Glossary" slide in the appendix. This presentation may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Such information has not been independently verified and, accordingly, ACRE makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

# Company Highlights

**Loan Portfolio**

**$2.0 billion** outstanding principal balance

**99%** senior loans

**Earnings and Dividends**

**$(0.11)** 2Q GAAP net income (loss) per diluted common share

**$(0.12)** 2Q Distributable Earnings (Loss) per diluted common share[1]

**$0.18** 2Q Distributable Earnings per diluted common share excluding realized losses of $0.30 per diluted common share[1,2]

*$0.25 declared 3Q 2024 regular cash dividend per common share*

**Balance Sheet Positioning**

**10%** YTD reduction in outstanding borrowings totaling $1.5 billion

**1.9x** net debt to equity ratio excluding CECL reserves[3]

**$121 million** of available capital[4]

*No spread based mark to market provisions*

**Ares Sponsorship**

**$447.2 billion** ARES AUM[5]

**$51.5 billion** ARES real estate platform AUM

*Benefits from market intelligence and deep relationships*

Note: As of June 30, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided.

1. Distributable Earnings (Loss) and Distributable Earnings excluding realized losses are non-GAAP financial measures. See page 22 for Distributable Earnings (Loss) and Distributable Earnings excluding realized losses definitions and page 20 for the Reconciliation of Net Income (Loss) to Non-GAAP Distributable Earnings (Loss) and Distributable Earnings excluding realized losses.
2. Distributable Earnings excluding realized losses per diluted common share is calculated as Distributable Earnings (Loss) of $(7) million or $(0.12) per diluted common share plus realized losses of $16 million or $0.30 per diluted common share.
3. Net debt to equity ratio (excluding CECL reserves) is calculated as (i) $1.5 billion of outstanding principal of borrowings less $71 million of cash, (ii) divided by the sum of total stockholders' equity of $582 million plus CECL reserve of $139 million at June 30, 2024. Net debt to equity ratio including CECL reserve is 2.4x. Total debt to equity ratio excluding CECL reserve is 2.0x and including CECL reserve is 2.5x.
4. As of June 30, 2024, includes $71 million of cash and approximately $50 million of available financing proceeds under the secured revolving funding agreement with City National Bank ("CNB Facility"). Amount immediately available under the CNB Facility at any given time can fluctuate based on the fair value of the collateral in the borrowing base that secures the CNB Facility. As of June 30, 2024, there was approximately $50 million immediately available under the CNB Facility based on the fair value of the collateral in the borrowing base at such time. The amount immediately available under the CNB Facility may be increased to up to $75 million by the pledge of additional collateral into the borrowing base in accordance with the CNB Facility agreement.
5. Ares AUM includes funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and registered investment adviser.

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# Summary of 2Q 2024 Results and Activity

| | |
|---|---|
| **Earnings Results** | • 2Q 2024 GAAP net income (loss) of $(0.11) per diluted common share<br>• 2Q 2024 Distributable Earnings (Loss) of $(0.12) per diluted common share(1)<br>• 2Q 2024 Distributable Earnings of $0.18 per diluted common share excluding realized losses of $0.30 per diluted common share(1,2)<br>• Book value per common share of $10.68 (or $13.22 excluding CECL reserve) as of June 30, 2024(3) |
| **2Q 2024 Update** | • One risk rated 5 multifamily loan with $98 million in outstanding principal balance was placed on non-accrual in 2Q 2024<br>• Converted a risk rated 5 office loan with $33 million in outstanding principal balance to real estate owned ("REO") held for sale resulting in a realized loss of $16 million<br>• $139 million CECL reserve at 2Q 2024 or 7% of outstanding principal balance for loans held for investment |
| **Balance Sheet Positioning** | • Further reduced outstanding borrowings to less than $1.5 billion, resulting in a net debt to equity ratio excluding CECL reserve of 1.9x(4)<br>• Available capital of $121 million(5) plus additional unlevered assets that may be financed to further increase available capital and earnings potential(6) |
| **Dividends** | • Declared cash dividend of $0.25 per common share for shareholders for 3Q 2024 |

Note: As of June 30, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers may not add up to the totals provided.

1. Distributable Earnings (Loss) and Distributable Earnings excluding realized losses are non-GAAP financial measures. See page 22 for Distributable Earnings (Loss) and Distributable Earnings excluding realized losses definitions and page 20 for the Reconciliation of Net Income (Loss) to Non-GAAP Distributable Earnings (Loss) and Distributable Earnings excluding realized losses.
2. Distributable Earnings excluding realized losses per diluted common share is calculated as Distributable Earnings (Loss) of $(7) million or $(0.12) per diluted common share plus realized losses of $16 million or $0.30 per diluted common share.
3. Book value per common share excluding CECL reserve is calculated as (i) total stockholders' equity of $582 million plus CECL reserve of $139 million divided by (ii) total outstanding common shares of 54,518,727 as of June 30, 2024.
4. Net debt to equity ratio (excluding CECL reserves) is calculated as (i) $1.5 billion of outstanding principal of borrowings less $71 million of cash, (ii) divided by the sum of total stockholders' equity of $582 million plus CECL reserve of $139 million at June 30, 2024. Net debt to equity ratio including CECL reserve is 2.4x. Total debt to equity ratio excluding CECL reserve is 2.0x and including CECL reserve is 2.5x.
5. As of June 30, 2024, includes $71 million of cash and approximately $50 million of available financing proceeds under the CNB Facility. Amount immediately available under the CNB Facility at any given time can fluctuate based on the fair value of the collateral in the borrowing base that secures the CNB Facility. As of June 30, 2024, there was approximately $50 million immediately available under the CNB Facility based on the fair value of the collateral in the borrowing base at such time. The amount immediately available under the CNB Facility may be increased to up to $75 million by the pledge of additional collateral into the borrowing base in accordance with the CNB Facility agreement.
6. Additional unlevered assets that may be financed in the future include $82 million of total real estate owned held for investment net of depreciation and amortization, $28 million floating rate investment grade debt securities and other assets that are not levered.

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Confidential – Not for Publication or Distribution 5 Portfolio Overview Focused on maximizing outcomes for our risk rated 4 and 5 loans Risk Rated 1-3 Loan Portfolio Risk Rated 4 & 5 Loan Portfolio Total Portfolio $2.0 billion(1) 42 Loans Majority Collateralized by Multifamily, Industrial, Self-Storage and Mixed Use(2,4) CECL Reserve is Approximately 1% of Loan Balance(2,5) Approximately $140 Million of Additional Borrower Capital Contributions in the LTM(7) All Borrowers Renewed Expiring Interest Rate Caps in the LTM(9) 75% is Collateralized by Office and Residential / Condo Properties(3) 90% of Total CECL Reserve Relates to Risk Rated 4 and 5 Loans(6) CECL Reserve is 26% of Loan Balance(8) CECL Reserve is 29% of Loan Balance for Office Loans(10) $1.5 billion Portfolio Size(2) 35 Loans $0.5 billion Portfolio Size(3) 7 Loans Note: As of June 30, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1. Based on outstanding principal balance of loans held for investment. 2. Based on outstanding principal balance of loans with risk ratings of 1, 2 or 3. 3. Based on outstanding principal balance of loans with risk ratings of 4 or 5. 4. Student housing is included in multifamily. 5. CECL reserve of $14 million on risk rated 1, 2 and 3 loans. 6. $125 million of the $139 million total CECL reserve related to loans risk rated 4 and 5. 7. Includes borrower capital contributions relating to the purchase of interest rate caps, current interest payments, debt paydowns, tenant improvements and leasing commissions, interest and carry reserves and other items. 8. $125 million of CECL reserve for risk rated 4 and 5 loans as a percentage of the $477 million in outstanding principal balance of risk rated 4 and 5 loans. 9. Interest rate caps relating to risk rated 1-3 loans that expired in the last twelve months (“LTM”) were renewed at their prior strike or economically equivalent amounts were contributed as additional reserves. 10. Based on outstanding principal balance of loans backed by office properties with risk ratings of 4 or 5.

# Ares Management

» With approximately $447 billion in assets under management, Ares Management Corporation is a global alternative investment manager operating an integrated platform across five business groups

## Profile

| | |
|---|---|
| Founded | 1997 |
| AUM | $447bn |
| Employees | 2,950+ |
| Investment Professionals | 1,000+ |
| Global Offices | 35+ |
| Direct Institutional Relationships | 2,500+ |
| Listing: NYSE – Market Capitalization | $45.5bn[1] |

## Global Footprint[2]



## The Ares Differentiators

**Power of a broad and scaled platform enhancing investment capabilities**

**Deep management team with integrated and collaborative approach**

**20+ year track record of attractive risk adjusted returns through market cycles**

**A pioneer and leader in leveraged finance, private credit and secondaries**

| | Credit | Real Assets | Private Equity | Secondaries | Other Businesses |
|---|---|---|---|---|---|
| AUM | $323.1bn | $67.7bn | $24.6bn | $26.3bn | $5.5bn |
| Strategies | Direct Lending | Real Estate Equity | Corporate Private Equity | Private Equity Secondaries | Ares Insurance Solutions[4] |
| | Liquid Credit | Real Estate Debt | APAC Private Equity | Real Estate Secondaries | Ares Acquisition Corporation[5] |
| | Alternative Credit | Infrastructure Opportunities | | Infrastructure Secondaries | |
| | Opportunistic Credit[3] | Infrastructure Debt | | Credit Secondaries | |
| | APAC Credit | | | | |

Note: As of June 30, 2024. AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and registered investment adviser. Past performance is not indicative of future results.

1. As of July 25, 2024.
2. New Delhi office is operated by a third party with whom Ares Asia maintains an ongoing relationship relating to the sourcing, acquisition and/or management of investments.
3. In Q1 2024, we moved our Special Opportunities strategy from our Private Equity Group into our Credit Group as Opportunistic Credit. The fund name remains Special Opportunities. Opportunistic Credit has been reclassified and presented within the Credit Group and reflected on a historical basis.
4. AUM managed by Ares Insurance Solutions excludes assets which are sub-advised by other Ares' investment groups or invested in Ares funds and investment vehicles.
5. AUM includes Ares Acquisition Corporation II ("AACT").

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ARES

# Ares Real Estate Group Capabilities

» Global real estate investment manager with vertically integrated operating platform that seeks to generate compelling risk-adjusted performance[1] through market cycles

**$51.5 billion**
Real Estate AUM

**270+**
Investment Professionals

**19**
Offices and Market Coverage Locations

**500+**
Real Estate Investments Globally

**Core/Core-Plus | Value-Add | Opportunistic**

**Private Debt**

**Private Equity Real Estate**

## Key Advantages

- Scaled Real Estate Platform Experienced Across All Sectors
- In-House Sector Expertise and Vertical Integration
- Cycle-Tested & Collaborative Team with Local Networks
- Real Time Corporate & Market Insights

Note: As of June 30, 2024, unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided.

1. All investments involve risk, including loss of principal. References to "risk-adjusted performance" or similar phrases are not guarantees against loss of investment capital or value.

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Confidential – Not for Publication or Distribution 8 $1,739 $1,619 $1,460 2.0x 1.9x 1.9x 0.0x 5.0x 1000 YE 2022 YE 2023 2Q 2024 Total Outstanding Borrowings  Net Debt to Equity Excl. CECL Further De-Leveraged & Maintained Higher Levels of Available Liquidity 1 Total Outstanding Borrowings ($ in millions) 2 Balance Sheet and Capital Position Provides Flexibility We are focused on de-levering the balance sheet and maintaining higher levels of available liquidity to support positive outcomes on underperforming loans Note: Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1. Net debt to equity ratio (excluding CECL reserves) is calculated as (i) $1.5 billion of outstanding principal of borrowings less $71 million of cash, (ii) divided by the sum of total stockholders’ equity of $582 million plus CECL reserve of $139 million at June 30, 2024. Net debt to equity ratio including CECL reserve is 2.4x. Total debt to equity ratio excluding CECL reserve is 2.0x and including CECL reserve is 2.5x. 2. As of June 30, 2024, includes $71 million of cash and approximately $50 million of available financing proceeds under the CNB Facility. Amount immediately available under the CNB Facility at any given time can fluctuate based on the fair value of the collateral in the borrowing base that secures the CNB Facility. As of June 30, 2024, there was approximately $50 million immediately available under the CNB Facility based on the fair value of the collateral in the borrowing base at such time. The amount immediately available under the CNB Facility may be increased to up to $75 million by the pledge of additional collateral into the borrowing base in accordance with the CNB Facility agreement. (1) Available Liquidity ($ in millions) (2) $141 $109 $71 $75 $75 $50 $216 $184 $121 YE 2022 YE 2023 2Q 2024 Cash Available CNB Capacity

Confidential – Not for Publication or Distribution 9 Trends in CECL Reserves Change in CECL Reserves 2Q 2024$ in millions Note: As of June 30, 2024 unless otherwise noted. Past performance is not indicative of future results. Numbers may not sum due to rounding. Net reduction in CECL reserves primarily reflects the reversal of a previous reserve associated with the realization of loss on a loan converted to REO partially offset by net increases in reserves on existing loans held for investment $141 $139 $(15) $13 1Q 2024 CECL Reserves Reversal of CECL Reserves Due to Realized Loss Net Increase in CECL Reserves on Existing Loans Held for Investment 2Q 2024 CECL Reserves

Confidential – Not for Publication or Distribution 10 Current Expected Credit Loss Reserves CECL reserves are approximately 7% of total loans held for investment(1) CECL Reserves by Risk Rating $139 million Total CECL Reserves 7% CECL Reserves as a Percent of Loans Held for Investment(1) 90% CECL reserves relates to risk rated 4 and 5 loans Note: As of June 30, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1. Percentage of loans held for investment based on outstanding principal balance. CECL Reserves by Property Type 81% CECL reserves relates to office and residential / condo loans Risk Rated  1 ‐3 Loans,  10% Risk Rated 4  Loans, 62% Risk Rated 5  Loans,  28% Office, 57% Residential /  Condo, 24% Other,  19%

Confidential – Not for Publication or Distribution 11 CECL Reserves for Risk Rated 4 and 5 Loans Majority of CECL reserves on risk rated 4 and 5 loans relate to office and residential / condo loans Risk Rated 4 and 5 Loans CECL Reserves by Property Type $125 million CECL Reserves for Risk Rated 4 and 5 Loans 26% CECL Reserves as a Percent of Risk Rated 4 and 5 Loan Balance(1) Risk Rated 4 and 5 Loans CECL Reserves as a Percent of Loan Balance(2) Note: As of June 30, 2024 unless otherwise noted. Past performance is not indicative of future results. Due to rounding, numbers presented may not add up to the totals provided. 1. Based on outstanding principal balance of loans with risk ratings of 4 or 5. 2. Based on outstanding principal balance of loans with risk ratings of 4 or 5 by property type. Office, 59% Residential /  Condo, 27% Other,  14% 29% 33% 15% 0% 5% 10% 15% 20% 25% 30% 35% Office Residential / Condo Other

Confidential – Not for Publication or Distribution 12 Held for Sale: Summary of Real Estate Owned Note: As of June 30, 2024 unless otherwise noted. Past performance is not indicative of future results. Numbers may not sum due to rounding. 1. Carrying value is net of accumulated depreciation and amortization of $2.6 million for the Florida mixed-use property. There was no accumulated depreciation and amortization for the California office property as it was classified as held for sale. 2. Net Equity is calculated as the Carrying Value less debt outstanding. Location:  Carrying Value1: Quarter Converted to REO: Debt Outstanding: Net Equity2: No Q3-23 Florida -- Yes Q2-24 California -- Mixed-Use ($ in millions) Office ($ in millions) $82 $15 $82 $15

Confidential – Not for Publication or Distribution Appendix

# Loans Held for Investment Portfolio Details

($ in millions)

| # | Loan Type | Location | Origination Date | Current Loan Commitment | Outstanding Principal | Carrying Value | Interest Rate | SOFR Floor | Unleveraged Effective Yield | Maturity Date | Payment Terms[1] |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Office Loans:** | | | | | | | | | | | |
| 1 | Senior | IL | Nov 2020 | $161.4 | $161.4 | $154.0 | (2) | 1.5% | 7.6%[2] | Mar 2025 | I/O |
| 2 | Senior | Diversified | Jan 2020 | 109.0 | 108.9 | 108.7 | S+3.75% | 1.6% | 9.3% | Jan 2025 | P/I |
| 3 | Senior | AZ | Sep 2021 | 100.7 | 73.2 | 73.1 | S+3.61% | 0.1% | 9.4% | Oct 2024 | I/O |
| 4 | Senior | NC | Aug 2021 | 85.0 | 70.6 | 70.5 | S+3.65% | 0.2% | 9.0% | Aug 2028[3] | I/O |
| 5 | Senior | NC | Mar 2019 | 68.6 | 68.6 | 64.9 | S+4.35% | 2.3% | —%[4] | May 2024[4] | P/I |
| 6 | Senior | NY | Jul 2021 | 59.0 | 59.0 | 59.0 | S+2.65% | 3.0% | 8.0%[5] | Jul 2027[5] | I/O |
| 7 | Senior | IL | Dec 2022 | 56.0 | 56.0 | 55.9 | S+4.25% | 3.0% | 10.1% | Jan 2025 | I/O |
| 8 | Senior | MA | Apr 2022 | 82.2 | 51.4 | 51.0 | S+3.75% | —% | 9.7% | Apr 2026[6] | I/O |
| 9 | Senior | GA | Nov 2019 | 48.3 | 48.3 | 48.2 | S+3.15% | 1.9% | 8.8% | Dec 2024 | P/I |
| 10 | Senior | CA | Nov 2018 | 20.3 | 20.3 | 20.3 | S+3.50% | 2.3% | 9.1% | Nov 2025 | P/I |
| 11 | Subordinated | NJ | Mar 2016 | 18.5 | 18.5 | 15.7 | 12.00% | —% | —%[7] | Jan 2026 | I/O |
| 12 | Subordinated | NY | Jul 2021 | 9.9 | 9.9 | 7.6 | 5.50% | —% | —%[5] | Jul 2027 | I/O |
| **Total Office** | | | | **$818.9** | **$746.1** | **$728.9** | | | | | |

Note: As of June 30, 2024.

1. I/O = interest only, P/I = principal and interest.
2. The Illinois loan is structured as both a senior and mezzanine loan with the Company holding both positions. The senior position has a per annum interest rate of S + 2.25% and the mezzanine position has a fixed per annum interest rate of 10.00%. The mezzanine position of this loan, which had an outstanding principal balance of $47.4 million as of June 30, 2024, was on non-accrual status as of June 30, 2024 and therefore, the Unleveraged Effective Yield presented is for the senior position only as the mezzanine position is non-interest accruing.
3. In June 2024, the Company and the borrower entered into a modification and extension agreement to, among other things, extend the maturity date on the senior North Carolina loan from August 2024 to August 2028.
4. Loan was on non-accrual status as of June 30, 2024 and the Unleveraged Effective Yield is not applicable. As of June 30, 2024, the senior North Carolina loan, which is collateralized by an office property, is in maturity default due to the failure of the borrower to repay the outstanding principal balance of the loan by the May 2024 maturity date. The Company is in the process of acquiring legal title to the property. Once legal title of the property is acquired, the Company will derecognize the senior North Carolina loan and recognize the office property as real estate owned.
5. In March 2024, the Company and the borrower entered into a modification and extension agreement to, among other things, split the existing senior New York loan, which was on non-accrual status and had an outstanding principal balance of $73.8 million at the time of the modification, into a senior A-Note with an outstanding principal balance of $60.0 million and a subordinated B-Note with an outstanding principal balance of $13.8 million. In conjunction with the modification, the borrower repaid the outstanding principal of the senior A-Note down to $59.0 million and the subordinated B-Note down to $9.8 million. The subordinated B-Note is subordinate to new sponsor equity related to the loan paydown and additional capital contributions. In addition, the maturity date of the senior A-Note and the subordinated B-Note was extended from August 2025 to July 2027. The senior A-Note has a per annum interest rate of S + 2.65% and the subordinated B-Note has a fixed per annum interest rate of 5.50%. During the six months ended June 30, 2024, the senior A-Note, which had an outstanding principal balance of $59.0 million as of June 30, 2024, was restored to accrual status. As of June 30, 2024, the subordinated B-Note, which had an outstanding principal balance of $9.9 million, was on non-accrual status and therefore, the Unleveraged Effective Yield is not applicable. As of June 30, 2024, the borrower is current on all contractual interest payments for the senior A-Note and the subordinated B-Note.
6. In June 2024, the Company and the borrower entered into a modification and extension agreement to, among other things, extend the maturity date on the senior Massachusetts loan from April 2025 to April 2026.
7. Loan was on non-accrual status as of June 30, 2024 and the Unleveraged Effective Yield is not applicable. The mezzanine New Jersey loan is currently in default due to the borrower not making its contractual interest payments due subsequent to the December 2023 interest payment date.

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# Loans Held for Investment Portfolio Details

($ in millions)

| # | Loan Type | Location | Origination Date | Current Loan Commitment | Outstanding Principal | Carrying Value | Interest Rate | SOFR Floor | Unleveraged Effective Yield | Maturity Date | Payment Terms[1] |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Multifamily Loans:** | | | | | | | | | | | |
| 13 | Senior | NY | May 2022 | $133.0 | $132.2 | $131.6 | S+3.90% | 0.2% | 9.7% | Jun 2025 | I/O |
| 14 | Senior | TX | Jun 2022 | 97.5 | 97.5 | 95.4 | S+3.00% | 1.5% | —%[2] | Jul 2025 | I/O |
| 15 | Senior | TX | Nov 2021 | 68.8 | 68.4 | 68.3 | S+2.95% | —% | 8.7% | Dec 2024 | I/O |
| 16 | Senior[3] | SC | Dec 2021 | 67.0 | 67.0 | 67.0 | S+3.00% | —% | 8.6% | Nov 2024 | I/O |
| 17 | Senior | OH | Sep 2023 | 57.8 | 57.0 | 56.6 | S+3.05% | 2.5% | 8.8% | Oct 2026 | I/O |
| 18 | Senior | CA | Nov 2021 | 31.7 | 31.7 | 31.6 | S+3.00% | —% | 8.6% | Dec 2025 | I/O |
| 19 | Senior | PA | Dec 2018 | 28.2 | 28.2 | 28.2 | S+2.50% | 2.8% | 7.8% | Dec 2025 | I/O |
| 20 | Senior | WA | Dec 2021 | 23.1 | 23.1 | 23.0 | S+3.00% | —% | 8.5% | Nov 2025 | I/O |
| 21 | Senior | TX | Oct 2021 | 23.1 | 23.1 | 23.1 | S+2.60% | —% | 8.3% | Oct 2024 | I/O |
| **Total Multifamily** | | | | **$530.2** | **$528.2** | **$524.8** | | | | | |
| **Industrial Loans:** | | | | | | | | | | | |
| 22 | Senior | IL | May 2021 | $100.7 | $100.7 | $100.7 | S+4.65% | 0.1% | 11.6% | Nov 2024 | I/O |
| 23 | Senior | MA | Jun 2023 | 49.0 | 47.4 | 47.2 | S+2.90% | —% | 8.4% | Jun 2028 | I/O |
| 24 | Senior | NJ | Jun 2021 | 28.3 | 27.8 | 27.7 | S+3.85% | 0.2% | 11.3% | Aug 2024 | I/O |
| 25 | Senior | FL | Dec 2021 | 25.5 | 25.5 | 25.4 | S+3.00% | —% | 8.6% | Dec 2025 | I/O |
| 26 | Senior | CA | Aug 2019 | 19.6 | 19.6 | 18.2 | S+3.85% | 2.0% | —%[4] | Sep 2024 | I/O |
| 27 | Senior | TX | Nov 2021 | 10.0 | 10.0 | 10.0 | S+5.35% | 0.2% | 11.1% | Dec 2024 | I/O |
| 28 | Senior | TN | Oct 2021 | 6.4 | 6.4 | 6.4 | S+5.60% | 0.2% | 11.3% | Nov 2024 | I/O |
| **Total Industrial** | | | | **$239.5** | **$237.4** | **$235.6** | | | | | |

Note: As of June 30, 2024
1. I/O = interest only, P/I = principal and interest.
2. Loan was on non-accrual status as of June 30, 2024 and the Unleveraged Effective Yield is not applicable.
3. Loan commitment is allocated between a multifamily property ($61 million) and an office property ($6 million).
4. Loan was on non-accrual status as of June 30, 2024 and the Unleveraged Effective Yield is not applicable.

Confidential – Not for Publication or Distribution
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ARES COMMERCIAL REAL ESTATE CORPORATION

# Loans Held for Investment Portfolio Details

*($ in millions)*

| # | Loan Type | Location | Origination Date | Current Loan Commitment | Outstanding Principal | Carrying Value | Interest Rate | SOFR Floor | Unleveraged Effective Yield | Maturity Date | Payment Terms[(1)] |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Residential/Condominium Loans:** | | | | | | | | | | | |
| 29 | Senior | NY | Mar 2022 | $101.7 | $101.7 | $90.2 | S+8.95% | 0.4% | –%[(2)] | Dec 2025 | I/O |
| 30 | Senior | FL | Jul 2021 | 75.0 | 75.0 | 75.0 | S+5.35% | –% | 10.7% | Jul 2024 | I/O |
| **Total Residential/Condominium** | | | | **$176.7** | **$176.7** | **$165.2** | | | | | |
| **Mixed-Use Loans:** | | | | | | | | | | | |
| 31 | Senior | NY | Jul 2021 | $78.3 | $77.2 | $77.2 | S+3.75% | –% | 9.5% | Jul 2024 | I/O |
| 32 | Senior | TX | Sep 2019 | 35.3 | 35.3 | 35.3 | S+3.85% | 0.7% | 9.5% | Sep 2024 | I/O |
| **Total Mixed-Use** | | | | **$113.6** | **$112.5** | **$112.5** | | | | | |
| **Hotel Loans:** | | | | | | | | | | | |
| 33 | Senior | CA | Mar 2022 | $60.8 | $55.0 | $54.8 | S+4.20% | –% | 10.0% | Mar 2025 | I/O |
| 34 | Senior | NY | Mar 2022 | 55.7 | 53.6 | 53.3 | S+4.40% | 0.1% | 10.1% | Mar 2026 | I/O |
| **Total Hotel** | | | | **$116.5** | **$108.6** | **$108.1** | | | | | |

Note: As of June 30, 2024.

1. I/O = interest only, P/I = principal and interest.
2. The New York loan is structured as both a senior and mezzanine loan with the Company holding both positions. The senior and mezzanine positions each have a per annum interest rate of S + 8.95%. The senior and mezzanine loans were both on non-accrual status as of June 30, 2024 and the Unleveraged Effective Yield is not applicable.

Confidential – Not for Publication or Distribution

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ARES COMMERCIAL REAL ESTATE CORPORATION

Confidential – Not for Publication or Distribution 17 Loans Held for Investment Portfolio Details Note: As of June 30, 2024. 1. I/O = interest only, P/I = principal and interest. 2. In May 2024, the borrower exercised a 12-month extension option in accordance with the loan agreement, which extended the maturity date on the senior New Jersey loan to July 2025. 3. In May 2024, the Company and the borrower entered into a modification and extension agreement to, among other things, extend the maturity date on the senior Alabama loan from May 2024 to December 2024. 4. The weighted average floor is calculated based on loans with SOFR floors. ($ in millions) Payment Terms(1)Maturity Date Unleveraged Effective YieldSOFR FloorInterest RateCarrying Value Outstanding Principal Current Loan Commitment Origination DateLocationLoan Type# Self Storage Loans: I/ODec 20258.6%1.0%S+3.00%$18.1$18.2$18.2Mar 2022PASenior35 I/OApr 20259.0%1.0%S+2.90%17.517.617.6Aug 2022NJSenior36 I/OMar 20259.0%1.0%S+2.90%11.511.511.5Aug 2022WASenior37 I/OJun 20269.1%0.9%S+3.60%10.710.711.4Sep 2023INSenior38 I/ONov 20248.5%0.8%S+3.00%7.77.77.7Apr 2022MASenior39 I/OOct 20248.5%0.8%S+3.00%6.76.86.8Apr 2022MASenior40 I/OJul 2025(2)8.8%0.8%S+3.00%5.95.95.9Mar 2022NJSenior41 $78.1$78.4$79.1Total Self Storage Student Housing Loans: P/IDec 2024(3)10.6%2.0%S+3.95%$19.4$19.5$19.5Apr 2021ALSenior42 $19.4$19.5$19.5Total Student Housing 7.6%1.2%(4)$1,972.6$2,007.4$2,094.0Loan Portfolio Total/Weighted Average

18 As of 12/31/20236/30/2024($ in thousands, except share and per share data) ASSETS $ 110,459$ 70,649Cash and cash equivalents 2,126,5241,972,551Loans held for investment ($741,218 and $892,166 related to consolidated VIEs, respectively) (159,885)(137,403)Current expected credit loss reserve 1,966,6391,835,148Loans held for investment, net of current expected credit loss reserve 38,98120,534Loans held for sale ($38,981 related to consolidated VIEs as of December 31, 2023) 28,06028,113Investment in available-for-sale debt securities, at fair value 83,28481,728Real estate owned held for investment, net —14,509Real estate owned held for sale ($14,509 related to consolidated VIEs as of June 30, 2024) 52,35419,074 Other assets ($2,484 and $3,690 of interest receivable related to consolidated VIEs, respectively; $32,002 of other receivables related to consolidated VIEs as of December 31, 2023) $ 2,279,777$ 2,069,755Total assets LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES $ 639,817$ 625,936Secured funding agreements 104,662104,751Notes payable 149,393137,409Secured term loan 723,117588,421Collateralized loan obligation securitization debt (consolidated VIEs) 4,1354,526Due to affiliate 18,22013,812Dividends payable 14,58412,637Other liabilities ($1,779 and $2,263 of interest payable related to consolidated VIEs, respectively) 1,653,9281,487,492Total liabilities Commitments and contingencies STOCKHOLDERS' EQUITY 532532 Common stock, par value $0.01 per share, 450,000,000 shares authorized at June 30, 2024 and December 31, 2023 and 54,518,727 and 54,149,225 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively 812,184814,620Additional paid-in capital 153193Accumulated other comprehensive income (187,020)(233,082)Accumulated earnings (deficit) 625,849582,263Total stockholders' equity $ 2,279,777$ 2,069,755Total liabilities and stockholders' equity Consolidated Balance Sheets

# Consolidated Statements of Operations

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| ($ in thousands, except share and per share data) | 6/30/2024 | 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 |
| **Revenue:** | | | | | |
| Interest income | $ 40,847 | $ 44,033 | $ 44,348 | $ 52,819 | $ 51,941 |
| Interest expense | (27,483) | (28,819) | (29,957) | (29,745) | (26,951) |
| Net interest margin | 13,364 | 15,214 | 14,391 | 23,074 | 24,990 |
| Revenue from real estate owned | 3,433 | 3,478 | 3,161 | 809 | — |
| Total revenue | 16,797 | 18,692 | 17,552 | 23,883 | 24,990 |
| **Expenses:** | | | | | |
| Management and incentive fees to affiliate | 2,692 | 2,768 | 2,946 | 2,974 | 3,334 |
| Professional fees | 757 | 533 | 974 | 682 | 626 |
| General and administrative expenses | 1,957 | 2,081 | 1,830 | 1,691 | 2,038 |
| General and administrative expenses reimbursed to affiliate | 1,277 | 1,132 | 818 | 775 | 1,109 |
| Expenses from real estate owned | 2,226 | 2,037 | 2,038 | 480 | — |
| Total expenses | 8,909 | 8,551 | 8,606 | 6,602 | 7,107 |
| Provision for current expected credit losses | (2,374) | (22,269) | 47,452 | 3,227 | 20,127 |
| Realized losses on loans | 16,387 | 45,726 | — | 4,886 | — |
| Unrealized losses on loans held for sale | — | (995) | 995 | — | — |
| **Income (loss) before income taxes** | (6,125) | (12,321) | (39,501) | 9,168 | (2,244) |
| Income tax expense (benefit), including excise tax | — | 2 | (87) | (16) | (46) |
| **Net income (loss) attributable to common stockholders** | $ (6,125) | $ (12,323) | $ (39,414) | $ 9,184 | $ (2,198) |
| **Earnings (loss) per common share:** | | | | | |
| Basic earnings (loss) per common share | $ (0.11) | $ (0.23) | $ (0.73) | $ 0.17 | $ (0.04) |
| Diluted earnings (loss) per common share | $ (0.11) | $ (0.23) | $ (0.73) | $ 0.17 | $ (0.04) |
| **Weighted average number of common shares outstanding:** | | | | | |
| Basic weighted average shares of common stock outstanding | 54,426,112 | 54,396,397 | 54,111,544 | 54,085,035 | 54,347,204 |
| Diluted weighted average shares of common stock outstanding | 54,426,112 | 54,396,397 | 54,111,544 | 54,796,413 | 54,347,204 |
| **Dividends declared per share of common stock[(1)]** | $ 0.25 | $ 0.25 | $ 0.33 | $ 0.33 | $ 0.35 |

1. There is no assurance dividends will continue at these levels or at all.

19

# Reconciliation of Net Income (Loss) to Non-GAAP Distributable Earnings (Loss)

| ($ in thousands, except per share data) | For the Three Months Ended 6/30/2024 | 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 |
|---|---|---|---|---|---|
| Net income (loss) attributable to common stockholders | $ (6,125) | $ (12,323) | $ (39,414) | $ 9,184 | $ (2,198) |
| Stock-based compensation | 1,152 | 1,284 | 1,041 | 986 | 1,004 |
| Incentive fees to affiliate | — | — | — | — | 334 |
| Depreciation and amortization of real estate owned | 770 | 786 | 809 | 206 | — |
| Provision for current expected credit losses | (2,374) | (22,269) | 47,452 | 3,227 | 20,127 |
| Realized gain on termination of interest rate cap derivative[(1)] | — | — | (105) | (93) | (266) |
| Unrealized losses on loans held for sale | — | (995) | 995 | — | — |
| **Distributable Earnings (Loss)** | $ (6,577) | $ (33,517) | $ 10,778 | $ 13,510 | $ 19,001 |
| Realized losses on loans | 16,387 | 45,726 | — | 4,886 | — |
| **Distributable Earnings excluding realized losses** | $ 9,810 | $ 12,209 | $ 10,778 | $ 18,396 | $ 19,001 |
| Net income (loss) attributable to common stockholders | (0.11) | (0.23) | (0.73) | 0.17 | (0.04) |
| Stock-based compensation | 0.02 | 0.02 | 0.02 | 0.02 | 0.02 |
| Incentive fees to affiliate | — | — | — | — | 0.01 |
| Depreciation and amortization of real estate owned | 0.01 | 0.01 | 0.01 | — | — |
| Provision for current expected credit losses | (0.04) | (0.41) | 0.88 | 0.06 | 0.37 |
| Realized gain on termination of interest rate cap derivative[(1)] | — | — | — | — | — |
| Unrealized losses on loans held for sale | — | (0.02) | 0.02 | — | — |
| **Basic Distributable Earnings (Loss) per common share** | $ (0.12) | $ (0.62) | $ 0.20 | $ 0.25 | $ 0.35 |
| Realized losses on loans | 0.30 | 0.84 | — | 0.09 | — |
| **Basic Distributable Earnings excluding realized losses per common share** | $ 0.18 | $ 0.22 | $ 0.20 | $ 0.34 | $ 0.35 |
| Net income (loss) attributable to common stockholders | (0.11) | (0.23) | (0.72) | 0.17 | (0.04) |
| Stock-based compensation | 0.02 | 0.02 | 0.02 | 0.02 | 0.02 |
| Incentive fees to affiliate | — | — | — | — | 0.01 |
| Depreciation and amortization of real estate owned | 0.01 | 0.01 | 0.01 | — | — |
| Provision for current expected credit losses | (0.04) | (0.41) | 0.87 | 0.06 | 0.37 |
| Realized gain on termination of interest rate cap derivative[(1)] | — | — | — | — | — |
| Unrealized losses on loans held for sale | — | (0.02) | 0.02 | — | — |
| **Diluted Distributable Earnings (Loss) per common share** | $ (0.12) | $ (0.62) | $ 0.20 | $ 0.25 | $ 0.35 |
| Realized losses on loans | 0.30 | 0.84 | — | 0.09 | — |
| **Diluted Distributable Earnings excluding realized losses per common share** | $ 0.18 | $ 0.22 | $ 0.20 | $ 0.34 | $ 0.35 |

1. For the three months ended December 31, 2023, September 30, 2023, and June 30, 2023, Distributable Earnings includes $0.1 million, $0.1 million, and $0.3 million, respectively, adjustment to reverse the impact of the $2.0 million realized gain from the termination of the interest rate cap derivative that was amortized into GAAP net income.

20

ARES COMMERCIAL REAL ESTATE CORPORATION

# Diverse Sources of Financing Supports Portfolio

» Diversified financing sources totaling $1.9 billion with $474 million of undrawn capacity[(1,2)]

| ($ in millions) Financing Sources | Total Commitments | Outstanding Principal | Pricing Range | Mark to Credit | Non Spread Based Mark to Market |
|---|---|---|---|---|---|
| **Secured Funding Agreements** | | | | | |
| Wells Fargo Facility | $450.0[(1)] | $216.5 | SOFR+1.50 to 3.75% | ✓ | ✓ |
| Citibank Facility | 325.0[(1)] | 204.1 | SOFR+1.50 to 2.10% | ✓ | ✓ |
| CNB Facility | 75.0[(2)] | — | SOFR+3.25% | ✓ | ✓ |
| Morgan Stanley Facility | 250.0[(1)] | 205.3 | SOFR+1.60 to 3.10% | ✓ | ✓ |
| **Subtotal** | **$1,100.0** | **$625.9** | | | |
| **Asset Level Financing** | | | | | |
| Notes Payable | $105.0 | $105.0 | SOFR + 2.00% | ✓ | ✓ |
| **Capital Markets** | | | | | |
| Secured Term Loan | $140.0 | $140.0 | 4.50% (Fixed) | ✓ | ✓ |
| 2017-FL3 Securitization | 407.7 | 407.7 | SOFR + 1.87% | ✓ | ✓ |
| 2021-FL4 Securitization | 181.1 | 181.1 | SOFR + 1.94% | ✓ | ✓ |
| **Subtotal** | **$728.8** | **$728.8** | | | |
| **Total Debt** | $1,933.8 | $1,459.7 | | | |

Note: As of June 30, 2024.

1. For the Wells Fargo, Citibank and Morgan Stanley facilities, total commitments are available subject to the pledge of additional collateral.
2. Amount immediately available under the CNB Facility at any given time can fluctuate based on the fair value of the collateral in the borrowing base that secures the CNB Facility. As of June 30, 2024, there was approximately $50.0 million immediately available under the CNB Facility based on the fair value of the collateral in the borrowing base at such time. The amount immediately available under the CNB Facility may be increased to up to $75.0 million by the pledge of additional collateral into the borrowing base in accordance with the CNB Facility agreement.

Confidential – Not for Publication or Distribution

21

ARES COMMERCIAL REAL ESTATE CORPORATION

Confidential – Not for Publication or Distribution 22 Glossary Distributable Earnings (Loss) is a non-GAAP financial measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. To maintain the Company’s REIT status, the Company is generally required to annually distribute to its stockholders substantially all of its taxable income. The Company believes the disclosure of Distributable Earnings (Loss) provides useful information to investors regarding the Company's ability to pay dividends, which the Company believes is one of the principal reasons investors invest in the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Distributable Earnings (Loss) is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fees the Company pays to its Manager, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. Loan balances that are deemed to be uncollectible are written off as a realized loss and are included in Distributable Earnings (Loss). Distributable Earnings (Loss) is aligned with the calculation of “Core Earnings,” which is defined in the Management Agreement and is used to calculate the incentive fees the Company pays to its Manager. Distributable Earnings excluding realized losses is Distributable Earnings (Loss) further adjusted to exclude realized losses. Distributable Earnings (Loss)

Confidential – Not for Publication or Distribution